Balances Receivable from Related Parties (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2013 Principal Owner INR	Mar. 31, 2012 Principal Owner INR	Mar. 31, 2013 Others INR	Mar. 31, 2012 Others INR
Related Party Transaction [Line Items]
Loans	$ 1.6	87.1	286.4	0	0	87.1	286.4
Other assets	22.4	1,223.6	892.7	141.2	54.5	1,082.4	838.2
Total	$ 24.0	1,310.7	1,179.1	141.2	54.5	1,169.5	1,124.6